Exhibit 10.27

EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of March 15, 2007 (this “Fourth Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among EDUCATE OPERATING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as documentation agent (the “Documentation Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by deleting “or” immediately before “Ivy West Asset Sale” and inserting in lieu thereof “,” in the definition of “Asset Sale”;

(b) by inserting “or Company Center Asset Sale” immediately following “Ivy West Asset Sale” in the definition of “Asset Sale”;

(c) by inserting the following definition in appropriate alphabetical order:

“Company Center: any center owned by the Borrower or any of its Subsidiaries and any and all assets relating thereto, including without limitation, any and all of the following with respect to each such center: tangible personal property (such as machinery, customer lists, inventory, office equipment and furniture), leasehold or subleasehold interests, permits, licenses, registrations, certificates, variances and similar rights from government and governmental authorities, books, records, ledgers, files, documents, correspondence, lists, creative materials, advertising and promotional materials, studies, reports and other printed materials, telephone and facsimile numbers, but excluding any intellectual property of the Borrower or any Subsidiary (other than licenses and franchises thereof to the extent permitted in the Loan Documents).”;

(d) by inserting the following definition in appropriate alphabetical order:

“Company Center Asset Sale: any Disposition by the Borrower or any Subsidiary of one or more Company Centers.”;

(e) by inserting the following definition in appropriate alphabetical order:

“Fourth Amendment: the Fourth Amendment, dated as of March 15, 2007, to this Agreement.”;

(f) by inserting the following definition in appropriate alphabetical order:

“Fourth Amendment Effective Date: as defined in the Fourth Amendment.”; and

(g) by inserting “, Company Center Asset Sale” immediately after every appearance of “Ivy West Asset Sale” in the definition of “Net Cash Proceeds”.

3. Amendments to Section 2.9. Section 2.9(c) is hereby amended by deleting paragraph (c) and inserting in lieu thereof the following new paragraph (c):

“(c) If on any date any Group Member shall receive Net Cash Proceeds from any Asset Sale, German Subsidiaries Asset Sale, Ivy West Asset Sale, Company Center Asset Sale or Recovery Event then, an amount equal to 100% of such Net Cash Proceeds (provided, however, notwithstanding the foregoing, in the case of any Company Center Asset Sale after January 1, 2007, 50% of such Net Cash Proceeds to the extent the aggregate amount of the Net Cash Proceeds of all Company Center Asset Sales received as of such date does not exceed $5,000,000) shall be applied on such date toward the prepayment of the Amended Term Loans and the reduction of the Revolving Commitments as set forth in Section 2.9(e).”

4. Amendments to Section 7.5. Section 7.5 is hereby amended as follows:

(a) by deleting from paragraph (j) “having a fair market value not to exceed $2,000,000 in the aggregate for any fiscal year of the Borrower.” and inserting in lieu thereof, “, provided that, at the time of such Disposition and after giving effect thereto, the aggregate fair market value of all such other property (such other property, for the avoidance of doubt, does not include Company Centers) Disposed of in such fiscal year does not exceed an amount equal to $2,000,000 minus the aggregate fair market value of all Company Centers Disposed of in such fiscal year pursuant to paragraph (k) of this Section 7.5 (which amount in no event shall be less than $0); and”; and

(b) by inserting the following as paragraph (k) of Section 7.5:

“(k) in addition to paragraphs (a) through (j) in this Section 7.5, the Disposition of one or more Company Centers.”

5. Amendments to Section 7.8. Section 7.8 is hereby amended as follows:

(a) deleting the word “and” at the end of paragraph (p) of Section 7.8;

(b) deleting the period at the end of paragraph (q) of Section 7.8 and inserting in lieu thereof “; and”; and

(c) inserting the following as paragraph (r) of Section 7.8:

“(r) Investments representing non-cash consideration received in connection with Company Center Asset Sales, including without limitation seller financing evidenced by a promissory note delivered by the purchaser of one or more Company Centers to the Borrower or a Subsidiary thereof, as the case may be, as part of the consideration for the purchase of such Company Center or Company Centers.”

6. Agreements by the Borrower. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Franchise Acquisition Expenditure, New Center Expenditure or Permitted Acquisition from the date hereof, except to the extent that it has committed to make, or materially commenced its planning for or consummation of, such Franchise Acquisition Expenditure, New Center Expenditure or Permitted Acquisition prior to November 13, 2006 and except for any Franchise Acquisition Expenditure made for the sole purpose of purchasing franchises to sell to new franchisees.

7. Conditions to Effectiveness of this Amendment. This Fourth Amendment shall become effective on and as of the date (such date the “Fourth Amendment Effective Date”) of the execution and delivery of this Fourth Amendment by the Borrower, the Administrative Agent and the Required Lenders and satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received payment, for distribution to each Lender that has signed and delivered this Fourth Amendment to the Administrative Agent by not later than 12:00 Noon (New York City time) on March 15, 2007 (or such later time or date as agreed by the Borrower and the Administrative Agent), of an amendment fee equal to 0.125% of the Aggregate Exposure of such Lender then in effect immediately prior to the Fourth Amendment Effective Date.

(b) The Lenders and the Administrative Agent shall have received all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with the Fourth Amendment.

(c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary or similar officer of the Borrower, dated the Fourth Amendment Effective Date, and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of the Borrower (or its managing member) authorizing the execution, delivery and performance of this Fourth Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Fourth Amendment Effective Date, (B) as to the incumbency and specimen signature of each officer executing this Fourth Amendment or any other document delivered in connection herewith on behalf of the Borrower and (C) as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing such certificate; and (ii) a good standing certificate for the Borrower from its jurisdiction of organization.

(d) The Administrative Agent shall have received an Acknowledgement and Consent in the form of Exhibit A attached hereto (the “Acknowledgement and Consent”), executed and delivered by each Loan Party other than the Borrower.

8. Miscellaneous.

(a) Representation and Warranties. The Borrower hereby represents that as of the Fourth Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

(b) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

(c) Counterparts. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Fourth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(d) Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) Integration. This Fourth Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(f) GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(g) Waiver. The Lenders hereby waive solely for the period from January 1, 2007 and until May 31, 2007 (the “Waiver Period”) (A) compliance by the Borrower with the covenants contained in Sections 7.1(a), (b) and (c) of the Credit Agreement for the last day of, and for the period of four consecutive fiscal quarters ending with, the fiscal quarter of the Borrower ended December 31, 2006 and ending March 31, 2007, respectively and (B) any Default or Event of Default arising out of any non-compliance by the Borrower therewith or any breach by the Borrower of any representation or warranty made by it to the extent such breach would not have occurred but for such non-compliance.

(h) Acknowledgement and Consent. To effectuate the amendments to the Guarantee and Collateral Agreement provided in Section 3 of the Acknowledgement and Consent, the Lenders authorize and instruct the Administrative Agent to execute and deliver the Acknowledgement and Consent.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EDUCATE OPERATING COMPANY, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President, Treasurer & Assistant Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Kathryn A. Duncan
Name:	Kathryn A. Duncan
Title:	Managing Director

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent and as a Lender

By:	/s/ Kelli J. O’Connell
Name:	Kelli J. O’Connell
Title:	Vice President

Atlas Loan Funding 1, LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its Investment Manager, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

Atlas Loan Funding 2, LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its Investment Manager, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

WB Loan Funding 4, LLC, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

GSC PARTNERS GEMINI FUND LIMITED
By:	GSCP (NJ), L.P., as Collateral Monitor
By:	GSCP (NJ), INC., its General Partner, as a Lender

By:	/s/ Seth M. Katzenstein
Name:	Seth M. Katzenstein
Title:	Authorized Signatory

Whitehorse I, LTD.
By:	Whitehorse Capital Partners, L.P. as Collateral Manager, as a Lender

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Manager

Whitehorse II, LTD.
By:	Whitehorse Capital Partners, L.P. as Collateral Manager, as a Lender

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Manager

Toronto Dominion (New York), LLC, as a Lender

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

Bank of America, NA., as a Lender

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

ING Capital LLC, as a Lender

By:	/s/ Khursheed Sorabjee
Name	: Khursheed Sorabjee
Title:	Vice President

General Electric Capital Corporation, as a Lender

By:	/s/ Martin Mahoney
Name:	Martin Mahoney
Title:	Duly Authorized Signatory

Antares Capital Corporation, as a Lender

By:	/s/ Martin Mahoney
Name:	Martin Mahoney
Title:	Duly Authorized Signatory

General Electric Capital Corporation, as Administrator for, Merritt CLO Holding LLC, as a Lender

By:	/s/ Amanda Van Heyst
Name:	Amanda Van Heyst
Title:	Duly Authorized Signatory

LightPoint CLO 2004-1, Ltd., Marquette US/European CLO, P.L.C. as a Lender

By:	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

EAGLE LOAN TRUST
By:	Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

Stanfield AZURE CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

Stanfield Vantage CLO, Ltd
By:	Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

Stanfield Modena CLO, Ltd
By:	Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

M&T Bank, as a Lender

By:	/s/ John H. Lewin
Name:	John H. Lewin
Title:	Vice President

BABSON CLO LTD 2005-I
BABSON CREDIT STRATEGIES CLO, LTD.
SUFFIELD CLO, LIMITED, as Lenders
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

BILL & MELINDA GATES FOUNDATION, as a Lender
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY, as a Lender
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

HAKONE FUND LLC, as a Lender
By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

Navigator CDO 2004, LTD., as a Lender
By:	Antares Asset Management, Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name:	Kathleen Brooks
Title:	Authorized Signatory

CIT Lending Services Corporation, as a Lender

By:	/s/ David Manheim
Name:	David Manheim
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

MSIM Peconic Bay Ltd., as a Lender
By:	Morgan Stanley Investment Management, Inc. as Interim Collateral Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Zodiac Fund – Morgan Stanley Senior Loan Fund
By:	Morgan Stanley Investment Management, Inc. as Investment Adviser, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Confluent 3 Limited
By:	Morgan Stanley Investment Management, Inc. as Investment Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

MSIM Croton, Ltd.
By:	Morgan Stanley Investment Management, Inc. as Collateral Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Qualcomm Global Trading, Inc.
By:	Morgan Stanley Investment Management as Investment Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Morgan Stanley Prime Income Trust, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Van Kampen Senior Income Trust
By:	Van Kampen Asset Management, as a Lender

By:	/s/ Robert P. Drobny
Name:	Robert P. Drobny
Title:	Vice President

Van Kampen Senior Loan Fund
By:	Van Kampen Asset Management, as a Lender

By:	/s/ Robert P. Drobny
Name:	Robert P. Drobny
Title:	Vice President

SIERRA CLO II, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director, Churchill Pacific, Manager

OLYMPIC CLO I, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director, Churchill Pacific, Manager

WHITNEY CLO I, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director, Churchill Pacific, Manager

SHASTA CLO I, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director, Churchill Pacific, Manager

SIERRA CLO I, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director, Churchill Pacific, Manager

The Governor and Company of the Bank of Ireland, as a Lender

By:	/s/ Louise O’Connor
Name:	Louise O’Connor
Title:	Vice President

By:	/s/ Ross Catlin
Name:	Ross Catlin
Title:	Managing Director

Allied Irish Banks Ltd, as a Lender

By:	/s/ Joanne Gibson
Name:	Joanne Gibson
Title:	Assistant Vice President

By:	/s/ Margaret Brennan
Name:	Margaret Brennan
Title:	Senior Vice President

AIB Debt Management Ltd, as a Lender

By:	/s/ Joanne Gibson
Name:	Joanne Gibson
Title:	Assistant Vice President
Investment Advisor to AIB Debt Management, Limited

By:	/s/ Margaret Brennan
Name:	Margaret Brennan
Title:	Senior Vice President
Investment Advisor to AIB Debt Management, Limited